Tauriga Sciences Inc. Completes Acquisition of Honeywood LLC, A California-Based Developer of Medicinal Cannabis Products, Including Doc Green’s Cream

LOS ANGELES, July 14, 2014 (GLOBE NEWSWIRE) -- Tauriga Sciences Inc. (OTCQB:TAUG) or (“Tauriga” or “the Company”), a diversified life sciences company, is pleased to announce that it has successfully completed its acquisition of California-based medicinal cannabis firm Honeywood LLC (“Honeywood”), the formulator for Doc Green’s topical cannabis cream and for other products. Under terms of the completed acquisition agreement, Honeywood will operate as a wholly owned subsidiary of Tauriga Sciences Inc., with all future revenues and profits (losses) to be reflected on Tauriga’s pro forma financial statements. The final acquisition terms result in stakeholders of Honeywood receiving 15.5% of Tauriga Sciences non-diluted shares of common stock outstanding immediately prior to closing. Honeywood’s principals have the opportunity to collectively earn up to an additional aggregate equal to 10% of Tauriga’s common stock outstanding (utilizing the same initial Closing Date) upon achieving the following gross revenue based milestones: upon the generation and receipt of $2.0MM of gross revenues derived strictly from the sale and licensing of Honeywood’s products, the three Honeywood principals shall each be issued either restricted stock or stock options equal to 1.6666% shares of Common Stock of Tauriga; upon the generation and receipt of an additional $2.0MM ($4.0 MM total gross revenues by Honeywood), its three principals shall each be issued an additional 1.6666% shares of Common Stock of Tauriga (each such additional issuance to be set off the outstanding shares immediately prior to the Closing Date).

Since its inception, Honeywood has been responsible for overseeing the product development of Doc Green’s Healing Collective, formulating and licensing its line of Doc Green’s Therapeutic Healing Cream, a cannabis infused shea butter lotion, that delivers the healing power of cannabis through the skin without psychoactive side effects. Doc Green’s itself is a California not for profit entity operating under California laws, regulations, and guidelines applicable to the State’s medicinal cannabis industry. Doc Green’s lotion was the first professionally packaged and widely distributed cannabis product on the California market, and has won much acclaim including a first (“1st”) prize award at the 2013 High Times Cannabis Cup (“Cannabis Cup”) for Best Non-Edible Medically Infused Product.

Honeywood is a key component in Tauriga’s natural wellness business. Honeywood is currently focused on increasing its capacity to produce and develop products, and is actively pursuing expansion opportunities in California as well as in other states where medical marijuana is legal. By completing the merger with Tauriga, Honeywood is confident that the quality of the management team and the access to working capital will enable both the acceleration of organic growth and expansion to new markets, resulting in new and greater revenues.

Tauriga’s Chairman & CEO, Dr. Stella M. Sung states, “The completion of this acquisition is a major milestone for Tauriga Sciences and its shareholders. Management looks forward to working with the Honeywood principals to develop and commercialize high quality products in the medicinal cannabis sector. The Doc Green’s topical cannabis cream is a compelling initial product for Tauriga’s natural wellness business. Many people who use the cream report effective and rapid relief from musculoskeletal pain, and they report that the cream does not produce any psychoactive effect.”

Honeywood LLC President Mr. Daniel Kosmal expressed, “The past 5 years have yielded amazing results in our ability to provide safe and natural cannabis healing products to the California market. We believe we have found the ideal partner with whom to achieve our vision of spreading the healing potential of the cannabis plant. With our combined leadership and resources, we look forward to rapidly expanding our product line and extending our reach.”

In addition to the Doc Green’s topical cannabis cream, which is already available in dispensaries in California, Honeywood has developed Vapura, a medicinal cannabis vapor cartridge that attaches to an e-cigarette battery and produces an effective and flavorful cannabis vapor. We anticipate that Vapura will be available for patients in compliance with California Health & Safety Code 11362.5 beginning in the third quarter of 2014.

Tauriga’s natural wellness business also includes “Cannabis Complements,” a line of non-cannabis containing dietary supplements which is being launched this summer. These dietary supplements will target cannabis-related effects, such as anxiety, memory and cognitive function, and appetite control. The supplements do not contain cannabis and can be sold nationwide to establish and build the Tauriga brand, especially in the 23 states where medicinal marijuana is legal.

The Global 100 law firm Nixon Peabody LLP has advised and represented Tauriga Sciences, Inc. with respect to this above-mentioned transaction.

About Tauriga Sciences, Inc.:

Tauriga Sciences, Inc. (TAUG) is a diversified life sciences company focused on generating profitable revenues through license agreements and the development of a proprietary technology platform in the nano-robotics space. The mission of the Company is to acquire and build a diversified portfolio of cutting edge technology assets that is capital efficient and of significant value to the shareholders. The Company’s business model includes the acquisition of licenses, equity stakes, rights on both an exclusive and non-exclusive basis, and entire businesses. Management is firmly committed to building lasting shareholder value in the short, intermediate, and long terms. On July 10, 2014, Tauriga acquired a California based topical cannabis cream company. Please visit the Company’s corporate website at www.tauriga.com.

NON SOLICITATION:

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted. Any securities offered or issued in connection with the above-referenced merger and/or investment have not been registered, and will be offered pursuant to an exemption from registration.

DISCLAIMER:

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation expectations, beliefs, plans and objectives regarding the development, use and marketability of products. Such forward-looking statements are based on present circumstances and on TAUG’s predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which TAUG has little or no control. Such forward-looking statements are made only as of the date of this release, and TAUG assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in documents filed from time to time by TAUG with the Securities and Exchange Commission. This press release does not and shall not constitute an offer to sell or the solicitation of any offer to buy any of the securities, nor shall there be any sale of the securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and applicable state securities laws.

CONTACT:	Tauriga Sciences, Inc.:
Dr. Stella M. Sung,
Chairman and Chief Executive Officer
Tauriga Sciences, Inc.
www.tauriga.com
San Diego: + 1-858-353-5749
Montreal: + 1-514-840-3697
Email: ssung@tauriga.com